EXHIBIT 10-0

                             Arrow Electronics, Inc.
                        Performance Share Award Agreement


              THIS AGREEMENT, effective _______, 200___ contains the terms of the grant of Performance Shares by Arrow Electronics, Inc. ("Arrow"), to XXXXXXXXX ("you") under the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan (the "Plan"). The parties agree as follows:


      1. General Grant Information. You have received the following grant of Performance Shares:

              (a) Target Number of Performance Shares: XXXX. The number of shares of Arrow stock ("Shares") ultimately earned, if any, for the Performance Shares will be determined based on the table below.

              (b) Date of Grant:

              (c) Start of Performance Cycle:

              (d) End of Performance Cycle:

              (e) Performance Measure:

                  (i)  Performance Measurement Threshold:

                  (ii) Performance Measurement Target:

                 (iii) Performance Measurement Maximum:

              (f) Performance Shares Earned: The number of Performance Shares earned will be based on the actual results achieved by Arrow through the Performance Cycle as approved by the Compensation Committee of Arrow's Board of Directors (the "Committee"). As indicated by the table on the following page, no Performance Shares will be earned if results are less than the Performance Measurement Threshold. Results at the Performance Measurement Threshold will generate an award of 25% of the Target Number of Shares, results at the Performance Measurement Target will generate 100% award, and so on, up to a maximum award of 200% of the Target Number of Performance Shares.


-----------------------------------------------------------------------------------------------------

                                      Performance Shares
                                      Earned as a Percent                          Performance Shares
Performance                           of Target Award       Target Award Amount    Earned
Measurement    [Performance Metric]   Amount                (Number of Units)      (Number of Units)
-----------------------------------------------------------------------------------------------------

None           xxxx                        0%               XXXX                   0

Threshold      xxxx                       25%               XXXX                   XXXX

Target         xxxx                      100%               XXXX                   XXXX

Maximum        xxxx                      200%               XXXX                   XXXX
-----------------------------------------------------------------------------------------------------

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

      2. Settlement of Award. As soon as practicable after the end of the Performance Cycle, Arrow will deliver to you one share of Arrow common stock (a "Share") for each Performance Share earned by you, as determined in accordance with section 1, above. Any fractional Shares will be rounded to the nearest whole Share. Arrow will not have a right of first refusal with respect to Shares earned by you under this agreement.

      3. Eligibility for Earned Performance Shares. Except for the specific situations addressed below (in this section 3 and in the Change of Control section), you must be employed by Arrow as of the date of the settlement of this award to earn Performance Shares or be eligible for any payment under this agreement.

               (a) Retirement. If you retire under an Arrow retirement plan (such as Arrow's Employee Stock Ownership Plan) at or after the plan's normal retirement age (or, with the written consent of the Committee, at an early retirement date) during the Performance Cycle, you will be deemed to be eligible for settlement of this award as though you were employed at the end of the Performance Period.

               (b) Death or Disability. If you die, or your employment ends as a result of your total and permanent disability (as determined by the Committee), during the Performance Cycle, you or your estate will, as soon practicable, receive the Target Number of Performance Shares.

If your employment ends for any reason (other than retirement, disability, death or in the circumstances described in the Change of Control section of this agreement) before the settlement of this award, this award will be forfeited and there will be no payment or delivery of shares to you.

      4. Change of Control. If within two years following a change of control your employment with Arrow is terminated a) by Arrow for any reason, except for cause, or b) by you for good reason, you will be deemed to have earned and will be paid as soon as practicable after such termination the Target Number of Performance Shares.


For purposes of this section 4:

               a) "for cause" means the termination of your employment as a direct result of any of the following acts: (i) the commission of a felony or a crime involving dishonesty or fraud which adversely affects Arrow, (ii) a violation of Arrow 's standards of business ethics and conduct or (iii) a breach of any employment or employment-related agreement you have with Arrow;

               b) a "change of control" will have occurred if during the term of this agreement some person or company, or group of persons or companies acting together, buys or otherwise obtains more than 30% of the combined voting power of Arrow's then outstanding voting securities; and,

               c) "good reason" means that a change from the position you occupied before any change of control has substantially reduced your responsibilities or compensation (except as part of a general furlough or cost-reduction program) or involves a move of more than 50 miles.

      5. Tax Withholding and Payment. Arrow will have the right to deduct or withhold, or require you or your beneficiary to remit to Arrow, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this agreement. At your request, and with the consent of the Committee, Arrow may also satisfy such tax requirements by withholding Shares with a sufficient dollar value (based on the price of shares at the time of the withholding.)

      6. Administration. This agreement and your rights under it are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to whatever rules and regulations the Committee may adopt for the administration of the Plan. You acknowledge that the Committee is authorized to administer, construe, and make all determinations it deems necessary or appropriate to the administration of the Plan and this agreement, all of which will be binding on you. Any inconsistency between this agreement and the Plan will be resolved in favor of the Plan. The full text of the plan, the terms of which are hereby incorporated by reference into this agreement, is available at http://www.planetarrow.com/global/omnibus_incentive_plan.pdf.

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

      7.      Miscellaneous.

     a) This is not an employment agreement as such, and except for the specific matters covered in this agreement (and in any express, written employment agreement you may have) all of the terms of your employment remain covered solely by the terms of the Employee Handbook. Except as specifically provided in any such employment agreement, you continue to be employed "at-will", meaning that either you or Arrow may end your employment at any time, for any reason.

     b) You will have no rights as a stockholder of Arrow with respect to the Shares which may be earned or awarded in connection with this agreement until such time as the Committee has determined the number of Shares earned under this Performance Share Award Agreement, and such earned Shares have been issued and delivered to you.

     c) You may not sell, give or otherwise transfer any interest in the Performance Shares granted to you under this agreement, other than by will or by the laws of descent and distribution.

     d) In the event there is any change in Arrow's Shares through the declaration of stock dividends or through recapitalization resulting in stock splits or through merger, consolidation, exchange of Shares, or otherwise, the number and class of Shares subject to this agreement, may be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights. The performance measures and calculations set forth herein may be adjusted by the Committee in their discretion to reflect the impact of extraordinary events including changes in tax law, accounting principles or other provisions which affect Arrow's reported results, extraordinary items, acquisitions or divestitures, or foreign exchange gains and losses.

     e) This Agreement will be governed by, and construed in accordance with the laws of the State of New York. The provisions of this agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. You, any person claiming under or through you, and Arrow hereby waive to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this agreement.

      The parties have entered into this agreement as of the date first written above by signing where indicated below.

Arrow Electronics, Inc.

By:
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[Name]

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